PNC Intermediate Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM



1.   Security Purchased:  PCAR Floater 12/06/18

2.   Cusip Number: 69371RL79

3.   Date of Purchase:  12/03/2013

4.   Broker Name:   Citigroup
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer:  Paccar Financial Corp

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $7,000,000

9.
Aggregate principal amount
of offering:   $250,000,000

10.
Purchase price (net of fees and expenses):    100.00

11.
Date offering commenced:     December 3, 2013

12.  Offering price at end of first day on which any sales were made:
100.00

13.
Commission, spread or profit:

14.
Have the following conditions been satisfied:   YES  OR  NO

a.   Does the account's governing
document(s) allow for this security to be purchased?      YES

b. The securities are a part of an issue registered under the
Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A Offering.  YES

c. The securities were purchased prior to the end
of the first full
day on which any sales were made, at a price that
was not more
than the price paid by each other
purchaser of securities in that offering
or in any concurrent offering of the
securities (except, in the case of an
Eligible Foreign Offering, for any rights
to purchase required by law to be granted
to existing security holders of the
issuer) or, if a rights offering, the
securities were purchased on or before
the fourth day preceding the day on which
the rights offering terminated.                     YES

d. The underwriting was a firm commitment underwriting?   YES

e. The commission, spread or profit was
reasonable and fair in
relation to that being received by others for
underwriting similar securities during the same period?     YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).                    YES

g. The amount of such securities purchased by the
account(s)
and any other investment companies advised by PNC Capital
Advisors, LLC did not exceed (i) if
purchased in an offering other than an
Eligible Rule 144A Offering, 25% of the
principal amount of the securities being
offered, or (ii) if purchased in an
Eligible Rule 144A Offering, 25% of the
total of (A) the principal amount of the
class of securities being offered that
were sold by underwriters or members of
the selling syndicate to qualified
institutional buyers (as defined in Rule
144A(a)(1) under the Securities Act of
1933, as amended), plus (B) the principal
amount of the class of securities being
offered in any concurrent offering.                       YES

h. No Affiliated Underwriter was a direct or
indirect participant
in, or benefited directly or indirectly from, the purchase?   YES


Portfolio Manager(s) (Name):
Sean Rhoderick

Signature(s):
 Date: 12/03/2013


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):

PNC Intermediate Bond Fund

Account
Par
Exec Price

carm0016
780000
100
cn000048
10000
100
cn000172
20000
100
cn000498
20000
100
cn000515
155000
100
cn000519
20000
100
cn000540
10000
100
cn000542
30000
100
cn000543
20000
100
cn000548
5000
100
cn000550
55000
100
cn000813
20000
100
cn000952
10000
100
cn000953
20000
100
cn000954
20000
100
cn000958
60000
100
cn000959
30000
100
cn000963
10000
100
cn000984
10000
100
cn001000
30000
100
cn001243
10000
100
cn001279
15000
100
cn001310
10000
100
cn001375
140000
100
cn001459
50000
100
cp000498
55000
100
cp000660
30000
100
cp000667
5000
100
cp000668
5000
100
cp001001
25000
100
cp001257
5000
100
cp001258
80000
100
cp001259
15000
100
cp001261
20000
100
cp001262
10000
100
cp001265
10000
100
cp001273
1000000
100
cp001399
15000
100
cp001408
5000
100
cp001409
15000
100
cp001410
5000
100
cp001423
5000
100
cp002654
10000
100
cp003985
35000
100
cp004187
110000
100
cp004230
25000
100
cp004474
170000
100
cp005072
110000
100
cp005270
20000
100
cp005825
160000
100
cp006262
700000
100
cp007575
40000
100
cp007709
1000000
100
cp008852
15000
100
cp009222
15000
100
cp009592
20000
100
cp009710
15000
100
cpx01001
400000
100
cpx04422
35000
100
cx000009
190000
100
cx000135
35000
100
cx000159
30000
100
cx000244
40000
100
cx000301
15000
100
cx000318
20000
100
cx000324
35000
100
cx000326
10000
100
cx000332
285000
100
cx000333
240000
100
cx000338
40000
100
cx000353
70000
100
cx000354
55000
100
cx000365
15000
100
cx000396
45000
100
cx000397
50000
100
cx000416
35000
100
in000585
10000
100
in002137
10000
100
in002444
10000
100
in003109
5000
100
in003259
5000
100
in003268
5000
100



[PAGE BREAK]

PNC Total Return Advantage Fund and PNC High Yield Bond Fund

AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased:  Churchill Downs Inc. 5.375% 12/15/21

2.   Cusip Number: 171484AA6

3.   Date of Purchase:  12/11/2013

4.   Broker Name:   JPM
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer: Churchill Downs Inc

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate
(attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $1,000,000

9.Aggregate principal amount
of offering:   $300,000,000

10. Purchase price (net of fees and expenses):    100.00

11. Date offering commenced:     December 11, 2013

12. Offering price at end of first day on which any sales were made:
    100.00

13. Commission, spread or profit:

14. Have the following conditions been satisfied: YES  OR  NO



 a.	Does the account's governing document(s) allow for this
security to be purchased?  YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an
Eligible Rule 144A Offering.          YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting?    YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations
of predecessors).    YES

g. The amount of such securities purchased by the account(s)
and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any
concurrent offering.    YES

h. No Affiliated Underwriter was a direct or indirect participant
in, or benefited directly or indirectly from, the purchase?   YES




Portfolio Manager(s) (Name):


Tim Compan

Signature(s):
Date:
12/11/2013


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):

Account Number   Par   Exec Price



Carm0034   500,000   $100  PNC Total Return
                           Advantage Fund PNC
Carm0044   500,000   $100  High Yield Bond Fund



[PAGE BREAK]


PNC Bond Fund



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: TXT 3.65% 03/01/21

2.   Cusip Number: 883203BT7

3.   Date of Purchase: 1/23/2014

4.   Broker Name:  Citigroup
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)




6.	Issuer:  Textron Inc

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $2,000,000

9.Aggregate principal amount
of offering:   $250,000,000

10.Purchase price (net of fees and expenses):    99.836

11.Date offering commenced:     January 23, 2014

12.Offering price at end of first day on which any sales were made:
     99.836

13.Commission, spread or profit:

14.Have the following conditions been satisfied:   YES  OR  NO


 a.	Does the account's governing document(s) allow for this
security to be purchased?   YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an
Eligible Rule 144A Offering.    YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
which  the rights offering terminated.    YES

d. The underwriting was a firm commitment underwriting?    YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period?    YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations
of predecessors).    YES

g. The amount of such securities purchased by the account(s)
and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any
concurrent offering.    YES

h. No Affiliated Underwriter was a direct or indirect participant
in, or benefited directly or indirectly from, the purchase?    YES



Portfolio Manager(s) (Name):
Tim Compan
Signature(s):
Date:
1/23/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



PNC Bond Fund

ACCOUNT
PAR
EXEC PRICE

carm0009
500000
99.836
cn000240
25000
99.836
cn000392
15000
99.836
cn000440
30000
99.836
cn000555
15000
99.836
cn001025
80000
99.836
cp000663
45000
99.836
cp000664
15000
99.836
cp000984
10000
99.836

cp000985
15000
99.836
cp001040
140000
99.836
cp001041
15000
99.836
cp001110
10000
99.836
cp001245
15000
99.836
cp001388
30000
99.836
cp001393
10000
99.836
cp001394
25000
99.836
cp001396
10000
99.836
cp001407
20000
99.836
cp002190
30000
99.836
cp002520
10000
99.836
cp003568
40000
99.836
cp003569
15000
99.836
cp003570
25000
99.836
cp004172
15000
99.836
cp004340
10000
99.836
cp004740
15000
99.836
cp004791
20000
99.836
cp005328
35000
99.836
cp005862
55000
99.836
cp006887
15000
99.836
cp007445
170000
99.836
cp009057
80000
99.836
cp009556
45000
99.836
cp010066
30000
99.836
cpx01401
10000
99.836
cpx01402
85000
99.836
cpx01403
5000
99.836
cpx04396
35000
99.836
cx000002
30000
99.836
cx000015
60000
99.836
cx000030
25000
99.836
cx000038
65000
99.836
cx000154
20000
99.836
cx000350
30000
99.836


[PAGE BREAK]


PNC Bond Fund and PNC Intermediate Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: GS 4% 03/03/24

2.   Cusip Number: 38141GVM3

3.   Date of Purchase: 2/26/2014

4.   Broker Name:  GOLDMAN SACHS
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)

6.	Issuer: Goldman Sachs

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $5,000,000

9.
Aggregate principal amount
of offering:   $3,000,000,000

10.
Purchase price (net of fees and expenses):    99.698

11.
Date offering commenced:     February 26, 2014

12.
Offering price at end of first day on which any sales were made:
    99.698

13.
Commission, spread or profit:

14.
Have the following conditions been satisfied:   YES   OR   NO



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES




Portfolio Manager(s) (Name):
Tim Compan
Signature(s):
 Date:
2/26/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)

PNC Bond Fund
PNC Intermediate Bond Fund


Account
Par
Exec Price
carm0009
400000
99.698
carm0016
675000
99.698
cn000048
10000
99.698
cn000172
20000
99.698
cn000240
20000
99.698
cn000392
10000
99.698
cn000440
20000
99.698
cn000498
20000
99.698
cn000515
160000
99.698
cn000519
20000
99.698
cn000540
10000
99.698
cn000548
5000
99.698
cn000555
10000
99.698
cn000813
20000
99.698
cn000963
10000
99.698
cn000984
10000
99.698
cn001025
60000
99.698
cn001243
10000
99.698
cn001277
5000
99.698
cn001279
15000
99.698
cn001310
10000
99.698
cn001457
15000
99.698
cn001459
50000
99.698
cp000498
55000
99.698
cp000663
30000
99.698
cp000664
15000
99.698
cp000667
5000
99.698
cp000668
5000
99.698
cp000984
5000
99.698
cp000985
10000
99.698
cp001040
105000
99.698
cp001041
15000
99.698
cp001110
5000
99.698
cp001245
10000
99.698
cp001261
20000
99.698
cp001262
10000
99.698
cp001265
10000
99.698
cp001388
25000
99.698
cp001393
10000
99.698
cp001406
10000
99.698
cp001407
15000
99.698
cp001408
5000
99.698
cp001409
15000
99.698
cp001410
5000
99.698
cp002190
20000
99.698
cp002520
10000
99.698
cp003568
30000
99.698
cp003569
10000
99.698
cp003570
20000
99.698
cp004172
10000
99.698
cp004340
10000
99.698
cp004740
10000
99.698
cp004791
15000
99.698
cp005072
110000
99.698
cp005270
20000
99.698
cp005328
30000
99.698
cp005862
40000
99.698
cp006887
10000
99.698
cp007445
125000
99.698
cp007575
40000
99.698
cp009057
60000
99.698
cp009222
20000
99.698
cp009556
35000
99.698
cp009710
15000
99.698
cp010009
10000
99.698
cp010011
40000
99.698
cp010066
20000
99.698
cpx01401
5000
99.698
cpx01402
70000
99.698
cpx04086
25000
99.698
cpx04396
30000
99.698
cpx04422
35000
99.698
cx000002
20000
99.698
cx000009
195000
99.698
cx000015
45000
99.698
cx000030
15000
99.698
cx000038
50000
99.698
cx000043
975000
99.698
cx000135
35000
99.698
cx000154
15000
99.698
cx000159
30000
99.698
cx000244
40000
99.698
cx000301
15000
99.698
cx000318
20000
99.698
cx000330
35000
99.698
cx000332
305000
99.698
cx000333
245000
99.698
cx000338
45000
99.698
cx000350
20000
99.698
cx000365
15000
99.698
in002137
10000
99.698
in002444
10000
99.698
in003109
5000
99.698
in003259
5000
99.698
in003268
5000
99.698


[PAGE BREAK]


PNC High Yield Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: CLD 6.375% 3/15/24

2.   Cusip Number: 18911XAA5

3.   Date of Purchase: 2/27/2014

4.   Broker Name:  GOLDMAN SACHS
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer:  Cloud Peak Energy

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $100,000

9.
Aggregate principal amount
of offering:   $200,000,000

10.
Purchase price (net of fees and expenses):    100

11.
Date offering commenced:     February 27, 2014

12.
Offering price at end of first day on which any sales were made:   100

13.
Commission, spread or profit:

14.
Have the following conditions been satisfied:   Yes  OR  No



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant
in, or benefited directly or indirectly from, the purchase?   YES



Portfolio Manager(s) (Name):
Tim Compan
Ken Karwowski
Signature(s):
Date:
2/27/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)

CARM0044   PNC High Yield Bond Fund   100,000 units


[PAGE BREAK]


PNC Intermediate Bond Fund

AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: MCK Floater 9/10/15

2.   Cusip Number: 581557BA2

3.   Date of Purchase: 3/5/2014

4.   Broker Name:  GOLDMAN SACHS
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)

6.	Issuer: McKesson Corp

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $3,000,000

9.	Aggregate principal amount
of offering:   $400,000,000

10.	Purchase price (net of fees and expenses):    100

11.	Date offering commenced:     March 5, 2014

12.	Offering price at end of first day on which any sales were made:
100

13.	Commission, spread or profit:

14.	Have the following conditions been satisfied:   Yes or  No



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES


Portfolio Manager(s) (Name):
Sean Rhoderick
Signature(s):
Date:
3/5/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)


PNC Intermediate Bond Fund


Account
Par
Exec Price

carm0016
1325000
100
cn000048
20000
100
cn000172
40000
100
cn000498
55000
100
cn000519
30000
100
cn000540
25000
100
cn000952
15000
100
cn000953
30000
100
cn000954
30000
100
cn000958
105000
100
cn000959
55000
100
cn000963
20000
100
cn000984
15000
100
cn001243
20000
100
cn001277
5000
100
cn001279
25000
100
cn001310
15000
100
cn001457
45000
100
cn001459
75000
100
cp000498
100000
100
cp000660
55000
100
cp000668
10000
100
cp001261
30000
100
cp001262
15000
100
cp001265
25000
100
cp001270
5000
100
cp001399
30000
100
cp001408
15000
100
cp001409
30000
100
cp001410
15000
100
cp001423
5000
100
cp005072
190000
100
cp005270
35000
100
cp007575
115000
100
cp010009
15000
100
cpx04422
60000
100
cx000244
90000
100
cx000301
35000
100
cx000318
35000
100
cx000330
65000
100
cx000365
35000
100
in002444
15000
100
in003109
5000
100
in003259
10000
100
in003268
10000
100


[PAGE BREAK]


PNC Total Return Advantage Fund
PNC High Yield Bond Fund
PNC Balanced Allocation Fund-Fixed Income

AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: LEA 5.375 03/24/14

2.   Cusip Number: 521865AV7

3.   Date of Purchase: 3/11/2014

4.   Broker Name:  JPMorgan
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer:  Lear Corp

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $1,000,000

9.
Aggregate principal amount
of offering:   $325,000,000

10.
Purchase price (net of fees and expenses):    100

11.
Date offering commenced:     March 11, 2014

12.
Offering price at end of first day on which any sales were made:     100

13.
Commission, spread or profit:

14.
Have the following conditions been satisfied:   Yes   or   No



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES




Portfolio Manager(s) (Name):
Tim Compan
Signature(s):
Date:
3/11/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)


PNC Total Return Advantage Fund
PNC High Yield Bond Fund
PNC Balanced Allocation Fund-Fixed Income


Account
Par
Exec Par

carm0034
475000
100
carm0044
300000
100
carm0fi7
50000
100
cn000072
40000
100
cn000111
35000
100
cp001156
15000
100
cp006147
15000
100
cp007327
15000
100
cp009762
25000
100
cp009763
30000
100


[PAGE BREAK]



PNC Money Market Fund and PNC Advantage Institutional Money Market Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: HALST 2014-A A1

2.   Cusip Number: 44890TAA5

3.   Date of Purchase: 03/12/2014

4.   Broker Name:  BARCLAYS
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer:  Hyundai Auto Lease Securitization Trust

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $11,000,000

9.	Aggregate principal amount
of offering:   $110,000,000

10.	Purchase price (net of fees and expenses):    100.00

11.	Date offering commenced:     March 12, 2014

12.	Offering price at end of first day on which any sales were made:
100.00

13.	Commission, spread or profit:

14.	Have the following conditions been satisfied:   Yes  OR  No



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES




Portfolio Manager(s) (Name):
Richard Stevenson, Patrick Azouri,
Kelley Peel
Signature(s):
Date:
03/12/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):


PNC Money Market Fund
PNC Advantage Institutional Money Market Fund

Account Number   Par               Exec Price
carm0023     6,600,000     100.00
carm0039     4,400,000     100.00


[PAGE BREAK]


PNC Money Market Fund
PNC Advantage Institutional Money Market Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: WOART 2014-A A1

2.   Cusip Number: 98158LAA5

3.   Date of Purchase: 04/15/2014

4.   Broker Name:  BARCLAYS
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer:  World Omni Auto Receivables Trust

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $20,000,000

9.	Aggregate principal amount
of offering:   $215,000,000

10.	Purchase price (net of fees and expenses):    100.00

11.	Date offering commenced:     April 14, 2014

12.	Offering price at end of first day on which any sales were made:
100.00

13.	Commission, spread or profit:

14.	Have the following conditions been satisfied:   Yes  OR  No


 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES



Portfolio Manager(s) (Name):
Richard Stevenson, Patrick Azouri,
Kelley Peel
Signature(s):
Date:
04/15/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):

PNC Money Market Fund
PNC Advantage Institutional Money Market Fund

Account Number
Par
Exec Price

carm0023
10,000,000
100.00
carm0039
7,500,000
100.00
cn001098
1,650,000
100.00
cp001237
850,000
100.00


[PAGE BREAK]


PNC Intermediate Bond Fund
PNC Limited Maturity Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM


1.   Security Purchased: DB 1.35 03/24/14

2.   Cusip Number: 25152RWY5

3.   Date of Purchase: 5/22/2014

4.   Broker Name:  DEUTSCHE BANK
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:

Yes [X] No [  ]
 (only for separately managed accounts subadvised by PNC Capital)


6.	Issuer: Deutsche Bank AG London

7.	Name of Affiliated Underwriter (as defined in PNC Funds', PNC
Advantage's, and PNC
Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8.	Aggregate principal amount
of purchase:   $14,000,000

9.	Aggregate principal amount
of offering:   $1,400,000,000

10.	Purchase price (net of fees and expenses):    99.965

11.	Date offering commenced:   May 22, 2014

12.	Offering price at end of first day on which any sales were made:
99.965

13.	Commission, spread or profit:

14.	Have the following conditions been satisfied:   Yes   OR   No



 a.	Does the account's governing document(s) allow for this
security to be purchased? YES



b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities or are securities sold in an Eligible Foreign Offering, or are securities sold in an Eligible Rule 144A Offering. YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

d. The underwriting was a firm commitment underwriting? YES

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? YES

f. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors). YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the class of securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering. YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase? YES




Portfolio Manager(s) (Name):
Rich Mears
Signature(s):
Date:
5/23/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)

PNC Intermediate Bond Fund
PNC Limited Maturity Bond Fund


Account
Par
Exec Price

carm0016
455000
99.965
carm0020
1700000
99.965
cn000048
5000
99.965
cn000172
5000
99.965
cn000498
15000
99.965
cn000515
110000
99.965
cn000542
25000
99.965
cn000543
20000
99.965
cn000548
5000
99.965
cn000550
35000
99.965
cn000813
5000
99.965
cn000961
65000
99.965
cn000963
10000
99.965
cn000984
5000
99.965
cn001000
20000
99.965
cn001096
1375000
99.965
cn001277
5000
99.965
cn001310
10000
99.965
cn001457
5000
99.965
cn001459
30000
99.965
cp000498
40000
99.965
cp001258
60000
99.965
cp001259
10000
99.965
cp001261
10000
99.965
cp001262
5000
99.965
cp001265
5000
99.965
cp001273
1160000
99.965
cp001275
105000
99.965
cp001408
5000
99.965
cp001409
5000
99.965
cp003985
25000
99.965
cp004151
20000
99.965
cp004152
255000
99.965
cp004153
265000
99.965
cp004190
45000
99.965
cp004900
40000
99.965
cp005005
50000
99.965
cp005270
15000
99.965
cp006262
1000000
99.965
cp007165
75000
99.965
cp007559
170000
99.965
cp007575
25000
99.965
cp007705
735000
99.965
cp007709
800000
99.965
cp007774
45000
99.965
cp008610
70000
99.965
cp009154
70000
99.965
cp009222
15000
99.965
cp009710
10000
99.965
cp010436
190000
99.965
cpx00948
90000
99.965
cpx01001
250000
99.965
cpx04402
935000
99.965
cx000009
140000
99.965
cx000021
1475000
99.965
cx000050
375000
99.965
cx000065
50000
99.965
cx000080
100000
99.965
cx000135
20000
99.965
cx000244
30000
99.965
cx000273
40000
99.965
cx000301
10000
99.965
cx000314
175000
99.965
cx000330
25000
99.965
cx000332
75000
99.965
cx000333
165000
99.965
cx000337
45000
99.965
cx000338
25000
99.965
cx000345
165000
99.965
cx000365
15000
99.965
cx000376
85000
99.965
cx000394
150000
99.965
cx000396
15000
99.965
cx000422
195000
99.965
cx000423
50000
99.965
in002137
5000
99.965
in002444
5000
99.965
in003014
55000
99.965
in003268
5000
99.965